Exhibit 10.20

Execution Version

AGREEMENT AND AMENDMENT NO. 4

TO SECOND LIEN CREDIT AGREEMENT

This AGREEMENT AND AMENDMENT NO. 4 TO SECOND LIEN CREDIT AGREEMENT (“Agreement”) dated as of November 2, 2012 (“Effective Date”) is by and among Jones Energy Holdings, LLC, a Delaware limited liability company (“Borrower”), the undersigned subsidiaries of the Borrower as guarantors (the “Guarantors”), the Lenders (as defined below), and Wells Fargo Energy Capital, Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.            The Borrower is party to that certain Second Lien Credit Agreement dated as of December 31, 2009 among the Borrower, the financial institutions party thereto from time to time as lenders (the “Lenders”), and the Administrative Agent, as amended by that certain Agreement and Amendment No. 1 to Second Lien Credit Agreement dated as of September 15, 2010 (“Amendment No. 1”), as further amended by that certain Agreement and Amendment No. 2 to Second Lien Credit Agreement dated as of April 14, 2011 (“Amendment No. 2”), and as further amended by that certain Agreement and Amendment No. 3 to Second Lien Credit Agreement dated as of November 18, 2011 (“Amendment No. 3”; and such Credit Agreement, as heretofore amended, the “Credit Agreement”).

B.            The parties hereto wish to, subject to the terms and conditions of this Agreement, amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Unless otherwise specifically defined herein, each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.              Amendments to Credit Agreement.

(a)           The Table of Contents of the Credit Agreement is hereby amended and restated in its entirety by the Table of Contents contained in the document set forth as Annex A attached hereto.

(b)           Articles I, II, III, V, VII, VIII, IX and X of the Credit Agreement are hereby amended and restated in their entirety by Articles I, II, III, V, VII, VIII, IX and X contained in the document set forth as Annex A attached hereto.

(c)           Schedule 8.20 attached hereto is hereby added to the Credit Agreement as Schedule 8.20 thereto.

(d)           Exhibit D — Form of Compliance Certificate to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit D — Form of Compliance Certificate attached hereto as Exhibit A.

Section 4.              Credit Parties Representations and Warranties.  Each Credit Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company, limited partnership, or corporate power and authority of such Credit Party and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Indebtedness (as such Indebtedness may be increased as a result of the transactions contemplated hereby).

Section 5.              Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)           The Administrative Agent shall have received:

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(i)            multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent and each Lender;

(ii)           a copy of the fully executed Agreement and Amendment No. 4 to the Senior Revolving Credit Agreement (“First Lien Amendment”), in substantially the same form as attached hereto as Exhibit B;

(iii)          executed and notarized new Mortgages, and/or amendments, supplements or reaffirmations to existing Mortgages, covering additional Oil and Gas Properties of the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent, to the extent necessary to cause the Administrative Agent to have a second priority, perfected Lien (subject only to Liens permitted under Section 9.03 of the Credit Agreement) on at least 80% of the Engineered Value of the Oil and Gas Properties evaluated in the Reserve Reports most recently delivered to the Administrative Agent;

(iv)          a certificate, dated as of the Effective Date, duly executed and delivered by the Borrower’s and each Guarantor’s Secretary or Assistant Secretary certifying such Person’s (A) officers’ incumbency, (B) authorizing resolutions, and (C) organizational documents;

(v)           certificates of the appropriate State agencies with respect to the existence and qualification of the Borrower and each Guarantor in its jurisdiction of formation;

(vi)          an opinion of Baker Botts L.L.P., counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(vii)        appropriate UCC search reports for the jurisdiction of organization of each Credit Party reflecting no prior Liens (other than Liens permitted by Section 9.03 of the Credit Agreement, as amended hereby) encumbering the Properties of the Credit Parties; and

(viii)        such other information, documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.

(b)           The Administrative Agent shall have received evidence satisfactory to it that conditions precedent and all other actions necessary for the First Lien Amendment to become effective have been met or have occurred (other than the consents and agreements provided under this Agreement).

(c)           The Administrative Agent shall have received such title information as the Administrative Agent may reasonably require setting forth the status of title to at least 80% of the Engineered Value of the Oil and Gas Properties evaluated in the Reserve Reports most recently delivered to the Administrative Agent.

(d)           The representations and warranties in this Agreement shall be true and correct in all material respects.

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(e)           The Administrative Agent, the Arranger and the Lenders shall have received all commitment, facility and agency fees and all other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

Section 6.              Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)           The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Agreement shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)           The Borrower, each Guarantor, the Administrative Agent and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement and the other Loan Documents are not impaired in any respect by this Agreement.

(d)           From and after the Effective Date, all references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement, as amended by this Agreement.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 7.              Reaffirmation of the Guarantee and Collateral Agreement.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guarantee and Collateral Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (as defined in the Guarantee and Collateral Agreement), as such Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guarantee and Collateral Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 8.              Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or PDF electronic mail signature, and all such signatures shall be effective as originals.

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Section 9.              Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.            Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11.            Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12.            Flood Insurance Regulation.  Notwithstanding any provision in any Security Instrument to the contrary, unless otherwise agreed to by the Borrower, the Administrative Agent and the Majority Lenders, in no event is any Building (as defined in the applicable Flood Insurance Regulation (defined below)) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) located in a special flood hazard area included in the definition of “Mortgaged Property”, “Collateral” or similar definition in any Security Instrument and no such Building or Manufactured (Mobile) Home shall be encumbered by any such Security Instrument.  “Flood Insurance Regulation” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1972 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC §4001, et. seq.), as the same may be amended or recodified from time to time, (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (e) any regulations promulgated under any of the foregoing statutes.

Section 13.            Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

JONES ENERGY HOLDINGS, LLC

By:
Name:	Jonny Jones
Title:	Chief Executive Officer

GUARANTORS:

JONES ENERGY LIMITED, LLC
NOSLEY ASSETS, LLC

Each by:
Name:	Craig Fleming
Title:	Executive Vice President and Chief Financial Officer

Signature page to Amendment No. 4 to Second Lien Credit Agreement

ADMINISTRATIVE AGENT/LENDER:

WELLS FARGO ENERGY CAPITAL, INC.,
as the Administrative Agent and a Lender

By:
Bryan McDavid
Director

Signature page to Amendment No. 4 to Second Lien Credit Agreement

LENDER:

UNIONBANCAL EQUITIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Signature page to Amendment No. 4 to Second Lien Credit Agreement

LENDER:

SIEMENS FINANCIAL SERVICES, INC.

By:
Name:
Title:

Signature page to Amendment No. 4 to Second Lien Credit Agreement

LENDER:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
Name:
Title:

By:
Name:
Title:

Signature page to Amendment No. 4 to Second Lien Credit Agreement

EXHIBIT A

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

JONES ENERGY HOLDINGS, LLC

The undersigned hereby certifies that [          ] is the [          ] of Jones Energy Holdings, LLC, a Delaware limited liability company (“Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower.  This Compliance Certificate is delivered pursuant to Section 8.01(c) of the Second Lien Credit Agreement dated as of December 31, 2009 (as heretofore amended and as otherwise amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time, and Wells Fargo Energy Capital, Inc., as Administrative Agent.  Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

Pursuant to Section 8.01(c) of the Credit Agreement, the undersigned hereby certifies, represents and warrants that, as of                  , 20     (the “Computation Date”) [must be a fiscal quarter end] and as of the date hereof:

1.                                      No Default has occurred and is continuing [or specify the details of the Default and describe the action that the Credit Parties propose to take with respect thereto].

2.                                      The representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date hereof except, in each case, to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties are true and correct as of such specified earlier date [other than                                                             ].

3.                                      No change in Tax Basis Accounting or change in GAAP, as applicable, or in the application thereof has occurred since the date of the audited financial statements referred to in Section 7.04 of the Credit Agreement [or specify any change and describe the effect of such change on the financial statements accompanying this certificate].

4.                                      Financial Covenants:

(a)  The maximum Total Leverage Ratio permitted pursuant to clause (a) of Section 9.01 of the Credit Agreement on the Computation Date is 4.50 to 1.00.  The actual Total Leverage Ratio as of the Computation Date is        to 1.00, as computed on Attachment I hereto, and, accordingly, the covenant [has][has not] been complied with.

(b)  The minimum Current Ratio permitted pursuant to clause (b) of Section 9.01 of the Credit Agreement on the Computation Date is 1.0 to 1.0.  The actual Current Ratio as of the Computation Date is        to 1.0, as computed on Attachment II hereto, and, accordingly, the covenant [has][has not] been complied with.

(c)  If any Test Date shall have occurred during the fiscal quarter ending on the Computation Date, the minimum ratio of Total Proved PW10% to Total Debt permitted pursuant to clause (c) of Section 9.01 of the Credit Agreement on such Test Date is 1.5 to 1.0.  The actual ratio of Total Proved PW10% to Total Debt as of the applicable Test Date is        to 1.0, as computed on Attachment III hereto, and, accordingly, the covenant [has][has not] been complied with.

5.                                      Subsidiaries:  No Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate [or if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, identify the Subsidiary and certify that such Subsidiary has complied with Section 8.14 of the Credit Agreement].

IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered, and the certifications and warranties contained herein to be made on behalf of the Borrower, by the [          ] of the Borrower as of                  , 20    .

JONES ENERGY HOLDINGS, LLC

By
Name:
Title:

Attachment I
(to     /    /     Compliance
    Certificate)

TOTAL LEVERAGE RATIO
as of the last day of the fiscal quarter ending on the Computation Date, commencing with the fiscal quarter ended September 30, 2012

1.                                      Total Debt: without duplication, the outstanding amount of the following types of Debt(1) of the Borrower and its Consolidated Subsidiaries as of the last day of the fiscal quarter ending on the Computation Date:

(a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments	$
(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments	$

(c)                                  all obligations of such Person to pay the deferred purchase price of property or services (including all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to property used or acquired by such Person but excluding trade accounts payable in the ordinary course of business that are not overdue for a period of more than 60 days or, if overdue for more than 60 days, which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with the Designated Accounting Method)

$
(d) all obligations under Capital Leases	$
(e) all obligations under Synthetic Leases	$
(f) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person,	$

(1)  The Debt of any Person shall include all obligations of such Person of the character described in the following calculation to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under the applicable Designated Accounting Method.  Notwithstanding the following calculation, “Debt” shall not include the Acquisition Related Costs or any obligations under any Swap Agreement or the CCPRA.

whether or not such Debt is assumed by such Person

(g)                                  all Debt of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss

$

(h)                                 other than gas balancing arrangements in the ordinary course of business obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments but only to the extent of such advance payments and only to the extent such commodities, goods or services have not been delivered

$
(i) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability	$
(j) Disqualified Capital Stock	$
(k) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment	$
(l) The sum of Items 1(a) through 1(k)	$
2. EBITDAX(2) for the four fiscal quarters ending on the Computation Date (the amount equal to (a) plus (b) minus (c)):

(a)                                 Consolidated Net Income: the aggregate of the net income (or loss) of the Borrower and its Consolidated Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with

(2)  EBITDAX for any applicable period shall be calculated on a pro forma basis (with such calculation made in accordance with guidelines for pro forma presentations set forth by the SEC or as otherwise reasonably acceptable to the Administrative Agent) after giving effect to all Subject Transactions, as if such Subject Transactions were consummated on the first day of such period; provided, however, the Borrower shall not be required to calculate the pro forma effect of any Subject Transaction unless the aggregate purchase price of all Subject Transactions consummated during such period exceeds the Threshold Amount.  For purposes hereof, (A) “Threshold Amount” means the greater of 5% of the then effective Borrowing Base and $10,000,000, (B) in calculating the aggregate purchase price of all Subject Transactions, the purchase price of acquisitions and Dispositions shall be aggregated and not netted, and (C) the Southridge Acquisition shall not be considered a Subject Transaction and EBITDAX shall not be adjusted on pro forma basis as described above for such acquisition.

the applicable Designated Accounting Method; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any Person in which such Person or its Consolidated Subsidiaries have an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of such Person and its Consolidated Subsidiaries in accordance with the applicable Designated Accounting Method), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person; (ii) any extraordinary non- cash gains or losses during such period; and (iii) any non-cash gains or losses attributable to writeups or writedowns of assets

$
(b) without duplication, the following expenses or charges to the extent deducted in determining Consolidated Net Income:

(i) Interest Expense: the sum (determined without duplication) of the aggregate gross interest expense of the Borrower and its Consolidated Subsidiaries, for such period, including to the extent included in interest expense under the applicable Designated Accounting Method: (A) amortization of debt discount, (B) capitalized interest and (C) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under the applicable Designated Accounting Method

$
(ii) income taxes	$
(iii) depreciation of assets	$
(iv) depletion of assets	$
(v) amortization	$
(vi) exploration expenses	$
(vii) intangible drilling costs	$
(viii) other noncash charges	$

(ix) to the extent expensed and recognized in the applicable period, the transaction fees and expenses incurred in connection with the negotiation, execution and closing of the Credit Agreement and the Second Lien Credit Agreement and the closing of the Acquisition and the Equity Investment

$
(c) all noncash income added to Consolidated Net Income	$
3. EBITDAX = Item 1(a) plus Items 1(b)(i) through (ix) minus 1(c)	$
4. TOTAL LEVERAGE RATIO: ratio of Item 1(l) to Item 3	: 1.00

Attachment II
(to     /    /     Compliance
Certificate)

CURRENT RATIO
as of the last day of the fiscal quarter ending on the Computation Date, commencing with the fiscal quarter ended September 30, 2012

1.                            The consolidated current assets of the Borrower and its Consolidated Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under FAS 133 or the equivalent of FAS 133 under Tax Basis Accounting if the Designated Accounting Method is Tax Basis Accounting)

$

2.                            The consolidated current liabilities of the Borrower and its Consolidated Subsidiaries (excluding non-cash obligations under FAS 133 or the equivalent of FAS 133 under Tax Basis Accounting if the Designated Accounting Method is Tax Basis Accounting, and current maturities under the Credit Agreement)

$
3. CURRENT RATIO: the ratio of Item 1 to Item 2	: 1.0

Attachment III
(to     /    /     Compliance
    Certificate)

TOTAL PROVED PW10% TO TOTAL DEBT RATIO
as of the Test Date(3)

1.                            Total Proved PW10%:

Total Proved PW10% - Total Proved PW10% shall be calculated such that (a) PV10% from PDP Reserves plus (d) Total PV10% from Hedge Volumes attributable to PDP Reserve Volumes (d) shall comprise not less than 60% of the Total Proved PW10%.

Hedge Volumes attributable to PDP Reserves shall mean those volumes currently hedged up to 100% of PDP volumes based on the most recently delivered reserve report. Hedge Volumes attributable to PUD Reserves shall mean those volumes currently hedged less those volumes considered to be Hedge Volumes attributable to PDP Reserve Volumes.

(a) Total PW10% from PDP Reserves:

(b) Total PW10% from PDNP Reserves:

(c) Total PW10% from PUD Reserves:

(d) Total PW10% from Hedge Volumes attributable to PDP Reserve Volumes:

(e) Total PW10% from Hedged Volumes attributable to PUD Reserve Volumes:

The calculation for Total Proved PW10% is shown below:

(f) a + d =

(g)  b + c + e =                 ; cannot be greater than 2/3rd of (f)

(h) f + g: Total Proved PW10%

$

2.                            Total Debt: without duplication, the outstanding amount of the following types of Debt(4) of the Borrower and its Consolidated Subsidiaries as of the last day of the fiscal quarter ending on the Computation Date:

$
(a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments	$
(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments	$

(3)  Attachment IV is to be delivered only with respect to any fiscal quarter during which a Test Date has occurred.

(4)  The Debt of any Person shall include all obligations of such Person of the character described in the following calculation to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under the applicable Designated Accounting Method.  Notwithstanding the following calculation, “Debt” shall not include the Acquisition Related Costs or any obligations under any Swap Agreement or the CCPRA.

(c)                         all obligations of such Person to pay the deferred purchase price of property or services (including all reimbursement, payment or other obligations or liabilities of such Person created or arising under any conditional sale or title retention agreement with respect to property used or acquired by such Person but excluding trade accounts payable in the ordinary course of business that are not overdue for a period of more than 60 days or, if overdue for more than 60 days, which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with the Designated Accounting Method)

$
(d) all obligations under Capital Leases	$
(e) all obligations under Synthetic Leases	$

(f)                          all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person

$

(g)                         all Debt of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss

$

(h)                        other than gas balancing arrangements in the ordinary course of business obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments but only to the extent of such advance payments and only to the extent such commodities, goods or services have not been delivered

$
(i) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability	$
(j) Disqualified Capital Stock	$

(k) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment	$
(l) The sum of Items 2(a) through 2(k)	$
3. TOTAL PROVED PW10% TO TOTAL DEBT RATIO: the ratio of Item 1 to Item 2(l)	: 1.0

EXHIBIT B

First Lien Amendment

[See attached.]

Schedule 8.20

Swap Agreements